                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TCW Galileo Funds, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                            TCW Galileo Funds, Inc.
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017
                                 (800) FUND-TCW


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of the TCW Galileo Funds, Inc.:

     The 1999 Annual Meeting of Shareholders of the TCW Galileo Funds, Inc. will be held on June 30, 1999 at 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017 at 11:30 a.m. Pacific time, for the following purposes:

   . To elect seven directors to hold office until the next annual election of directors, or until their successors are elected and qualified.

   . To ratify the appointment of Deloitte & Touche LLP, independent public accountants, as auditors for the current year; and

   . To take action on other business that may properly come before the meeting.

     To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.



                                    Philip K. Holl
                                    Secretary



Los Angeles, California
May 18, 1999


              ------------------------------------------------------
                            YOUR VOTE IS IMPORTANT.

                     PLEASE PROMPTLY DATE, SIGN AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.

              ------------------------------------------------------

                                                                    May 18, 1999

                                 PROXY STATEMENT

                                  _____________

                              GENERAL INFORMATION


     This proxy statement and accompanying proxy card are being mailed to shareholders beginning on or about May 18, 1999 in connection with the solicitation of proxy cards by the Board of Directors of the TCW Galileo Funds, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders. The principal office of the Company is located at 865 South Figueroa Street, Los Angeles, California 90017.

     Holders of record of the Company's common stock at the close of business on April 30, 1999 are entitled to notice of and to vote at the meeting. At the close of business on that date there were 325,505,331.732 shares of common stock outstanding, each of which entitles its holder to one vote. Cumulative voting is not allowed.

     The Board of Directors solicits and recommends your execution of the enclosed proxy card. You may revoke your proxy card at any time prior to it being used at the meeting by submission of a later proxy, giving notice in writing to the Secretary of the Company or voting in person. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy.

     Shares for which a properly signed proxy card is received will be represented at the meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an "X" in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors.

     The presence at the meeting, in person or by proxy, of one-third of the shares of the Company's common stock issued and outstanding as of April 30, 1999, will constitute a quorum. A quorum is necessary for the transaction of business at the meeting. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and an abstention by a shareholders will have the same effect as a negative vote as to the matters presented for your consideration. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be treated as abstentions with respect to that matter. Shares represented by improperly marked proxy cards will be treated as abstentions.

     Once a quorum is present, a majority of the votes cast at the Annual Meeting is sufficient to take or authorize action upon any matter which may properly come before the meeting except that a plurality of all the votes cast at the meeting is sufficient to elect a director.

     Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting.

     The cost of the solicitation will be borne by TCW Funds Management, Inc., the Company's investment adviser ("Adviser"). Proxy solicitations will be made by mail, and may also be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by directors and officers of the Company. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Company may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners of common stock. The Company does not expect to engage an outside firm to solicit proxies.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the meeting, seven directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. At its April 1999 meeting, the Board of Directors increased the number of directors from five to seven. In order to comply with provisions of the Investment Company Act of 1940 ("1940 Act"), the election of directors is being submitted to shareholders for their approval. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the seven nominees named below.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.


                      PROPOSAL 2: APPOINTMENT OF AUDITORS

     Deloitte & Touche LLP, independent public accountants, have been appointed as auditors by the Board of Directors of the Company to examine the books and accounts of the Company for the year ending October 31, 1999. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting. This representative will have the opportunity to make a statement and is expected to be available to respond to appropriate questions raised at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM. PROXIES RECEIVED WILL BE VOTED FOR THIS ITEM UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.


                                 OTHER BUSINESS

     Management does not intend to present and does not know that others will present any other items of business at the Annual Meeting. However, if any other matters properly come before the meeting, the appointed proxies will vote in their discretion.


                                   DIRECTORS

     Alvin R. Albe, Jr.*, 45, has been a director of the Company since May 1999. Mr. Albe is President of the Company, President and a director of the Adviser and Executive Vice President and a Director of TCW Asset Management Company and Trust Company of the West. Mr. Albe is also Executive Vice President of The TCW Group, Inc. Prior to joining The TCW Group, Inc. and its affiliates and subsidiaries ("TCW") in 1991, Mr. Albe was President of Oakmont Corporation, a privately held corporation which administers and manages assets for several families and individuals.

     John C. Argue, 67, has been a director of the Company since September 1992. Since 1990 Mr. Argue has been Of Counsel to the Los Angeles based law firm of Argue Pearson Harbison & Myers. Mr. Argue is also a director of Avery Dennison Corporation, Nationwide Health Properties Inc., Apex Mortgage Capital, Inc. and TCW Convertible Securities Fund, Inc. He is an advisory director of LAACO Ltd. Mr. Argue is also a trustee of the TCW/DW Funds. He is Chairman of The Rose Hills Foundation.

     Norman Barker, Jr., 76, has been a director of the Company since September 1992. Mr. Barker is former Chairman of the Board, First Interstate Bank of California and former Vice Chairman of the Board, First Interstate Bancorp. He currently serves as a director of ICN Pharmaceuticals, Inc., Bank Plus Corp. and TCW Convertible Securities Fund, Inc.

     Richard W. Call, 74, has been a director of the Company since February 1994. Mr. Call is the former President of The Seaver Institute, a private foundation. Mr. Call is a director of The Seaver Institute and TCW Convertible Securities Fund, Inc. Mr. Call is currently involved in investment in emerging markets countries.

     Matthew K. Fong, 45, has been a director of the Company since April 1999. Since 1999 Mr. Fong has been Of Counsel to the Los Angeles based law firm of Sheppard, Mullin, Richter & Hamilton. From 1995 to 1998, Mr. Fong served as State Treasurer for the State of California. From 1991 to 1994, Mr. Fong was Vice Chairman of the California State Board of Equalization, California's elected tax agency. Mr. Fong is a director of ESS Technology, Inc. and American National Title and serves as a Regent of Pepperdine University and the Los Angeles Children's Hospital. Mr. Fong is also a Lt. Colonel in the U.S. Air Force Reserves.

     Thomas E. Larkin, Jr.*, 59, has been a director of the Company since September 1992. Mr. Larkin is Vice Chairman of the Company, the Adviser and TCW Asset Management Company and President and a director of Trust Company of the West. Mr. Larkin is also Executive Vice President, Group Managing Director and a director of The TCW Group, Inc. Mr. Larkin is Senior Vice President of TCW Convertible Securities Fund, Inc., a member of the Board of Trustees of the University of Notre Dame and a Director of Orthopedic Hospital of Los Angeles.

     Marc I. Stern*, 55, is Chairman and has been a director of the Company since September 1992. Mr. Stern is Chairman of the Board of Directors of the Adviser, Vice Chairman of TCW Asset Management Company, and a director of The TCW Group, Inc. and Trust Company of the West. Mr. Stern is also President of The TCW Group, Inc. and a trustee of the TCW/DW Funds. Mr. Stern joined TCW in 1990. Previously, Mr. Stern was President of SunAmerica, Inc., Managing Director and Chief Administrative Officer of the Henley Group, Inc. and Senior Vice President of Allied-Signal, Inc. and related entities. Mr. Stern is also director of Qualcomm, Inc., Apex Mortgage Capital, Inc. and the Los Angeles Music Center Opera, and a member of the Board of Trustees of The Salk Institute and Dickinson College.

___________________

     *Directors who may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Messrs. Albe, Larkin and Stern are officers of the Company and also its Adviser.

     All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

     The following table illustrates the compensation paid to the Company's independent directors (the "Independent Directors") by the Company for the fiscal year ended October 31, 1998:


                                                     Aggregate Compensation
Name of Independent Director                            From the Company
----------------------------                            ----------------
John C. Argue                                             $ 39,500
Norman Barker, Jr.                                        $ 39,500
Richard W. Call                                           $ 39,500

     The following illustrates the compensation paid to the Company's Independent Directors for the fiscal year ended October 31, 1998 by the 11 TCW/DW Funds, in the case of Mr. Argue, and the TCW Convertible Securities Fund, Inc., in the case of Messrs. Argue, Barker and Call, as well as from the Company. The TCW/DW Funds and TCW Convertible Securities Fund, Inc. are included solely because the Company's Adviser also serves as investment adviser to those investment companies.


     Name of             For Service as Trustee            For Services as            Total Cash Compensation
Independent Director      and Committee Member              Director and               from the Company, 11
                           of 11 TCW/DW Funds              Committee Member             TCW/DW Funds and TCW
                                                        of the TCW Convertible      Convertible Securities Fund,
                                                        Securities Fund, Inc.                   Inc.
---------------------    ---------------------        -------------------------    -------------------------------
John C. Argue              $62,331                             $10,500                         $112,331
Norman Barker, Jr.                                              12,750                           52,250
Richard W. Call                                                 12,000                           51,500


Biographical information regarding each executive officer of the Company who is not a director is set forth below:

     Michael E. Cahill, 48, has been Managing Director and General Counsel of the Company since September 1992. Mr. Cahill is a Managing Director and General Counsel of the Adviser, TCW Asset Management Company and Trust Company of the West. Mr. Cahill is also Secretary of Apex Mortgage Capital, Inc. Prior to joining TCW in 1991, Mr. Cahill was Senior Vice President and General Counsel of Act III Communications. Previously, he was in private law practice with O'Melveny & Myers and, prior to that, with Shenas, Robbins, Shenas & Shaw in San Diego. He is a member of the State Bar of California and of the Province of Ontario and is admitted to various courts, including the U.S. Supreme Court.

     Peter C. DiBona, 40, has been Treasurer of the Company since July 1998. Mr. DiBona is a Senior Vice President of the Adviser, TCW Asset Management Company and Trust Company of the West. Prior to joining TCW in July, 1994 he was a Vice President with U.S. Affinity Investments, L.P.

     Philip K. Holl, 49, has been Secretary of the Company since July 1994. Mr. Holl joined TCW in 1994 and is Senior Vice President and Associate General Counsel of the Adviser, TCW Asset Management Company and Trust Company of the West. Mr. Holl is also Assistant Secretary of Apex Mortgage Capital, Inc.
Prior to joining TCW, Mr. Holl was General Counsel and Secretary of The Reserve Group of Mutual Funds (New York).

     Jeffrey V. Peterson, 53, has been a Senior Vice President of the Company since November 1993. Mr. Peterson is a Managing Director of the Adviser, TCW Asset Management Company and Trust Company of the West. Prior to joining TCW in 1992, Mr. Peterson was Managing Director of Investment Banking for Kidder Peabody & Co. Mr. Peterson is also a Trustee of Pitzer College and The John Thomas Dye School and a Governor of the Lowe Institute of Political Economy.

     David E. Prichard, 39, has been a Senior Vice President of the Company since April 1999. Mr. Prichard is also a Senior Vice President of the Adviser, TCW Asset Management Company and Trust Company of the West. Prior to joining TCW in 1999, Mr. Prichard was a Vice President with Franklin Templeton Distributors, Inc. From January 1995 to March 1996 he was a Vice President with J.P. Morgan and prior to January 1995 was a Vice President with Scudder, Stevens & Clark.

     Robert S. Sant, 53, has been a Senior Vice President of the Company since April 1999. Mr. Sant is a Managing Director of the Adviser, TCW Asset Management Company and Trust Company of the West. Prior to joining TCW in 1992, Mr. Sant was a Senior Vice President at Dean Witter Reynolds, Inc.


                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

     The Company is managed by a Board of Directors, a majority of whom are independent of the Company's management. The Board of Directors met four times during the Company's fiscal year ended October 31, 1998. All directors attended 75% or more of the meetings held in 1998 by the Board of Directors.

Audit Committee

     The Board of Directors' Audit Committee during 1998 consisted of Messrs. Argue, Barker and Call. Mr. Barker serves as the Audit Committee's Chairman. The Audit Committee makes recommendations concerning the appointment of independent public accountants. The committee also reviews the Company's financial statements and meets with management, financial personnel and the independent public accountants to consider the adequacy of the internal controls of the Company. The Audit Committee also reviews compliance with the Company's Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee held three meetings during the last fiscal year.

Nominating Committee

     The Board of Directors does not have a standing nominating committee.

Compensation of Directors

     The Company pays an annual director's fee to each Independent Director of $35,000, a fee of $500 for each meeting of the Board of Directors attended by each independent director and reimbursement of costs and expenses of all directors for attending such meetings. The Company does not separately compensate directors who may be deemed to be "interested persons" of the Company.

                             ADDITIONAL INFORMATION

     The Adviser. TCW Funds Management, Inc. is the Company's investment adviser ("Adviser"). The Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation. The principal business address of the Adviser and The TCW Group, Inc. is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     The Distributor. TCW Brokerage Services, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 is the Company's distributor.

     The Administrator. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, is the Company's administrator.

     Share Ownership. As of April 30, 1999, the record date, the following entity owned of record or beneficially 5% or more of the shares of the Company:
Saxon & Co. FBO PNC, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, 51,029,009.116 shares (15.68%). As of the record date, the directors and officers of the Company owned less than 1% of its outstanding shares of common stock.

                                 ANNUAL REPORT

     The Company will furnish to a shareholder, without charge, a copy of its most recent annual report to the Securities and Exchange Commission upon receipt of a written request to the Company, 865 South Figueroa Street, Los Angeles, California 90017 or a request by telephone at 1-800-FUND-TCW.

                         PROPOSALS OF SECURITY HOLDERS

     Notice is hereby given that any shareholder proposal intended to be included in the Company's proxy statement for presentation at any Annual Meeting of Shareholders in 2000 must be received at the Company's principal office a reasonable time before any 2000 annual meeting. A shareholder who wishes to make a proposal at the 2000 annual meeting without including the proposal in the Company's proxy statement must give the Company notice at least 45 days prior to the 2000 annual meeting. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2000 annual meeting of shareholders may exercise discretionary power with respect to any such proposal.



                                 By Order of the Board of Directors




                                 Philip K. Holl
                                 Secretary


Los Angeles, California
May 18, 1999

                            TCW GALILEO FUNDS, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 30, 1999

                                     PROXY

     The undersigned hereby appoints ALVIN R. ALBE, JR., MICHAEL E. CAHILL, PHILIP K. HOLL, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW Galileo Funds, Inc. to be held on June 30, 1999, at 11:30 a.m., Pacific time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 18, 1999.

This Proxy is solicited by the Directors.  If no specification is made thereon, this Proxy will be voted FOR the proposals.
                                           ---

  1. Election of Directors     For all nominees [ ]    WITHHOLD AUTHORITY [ ]   *EXCEPTIONS [ ]
                               listed below            to vote for
                                                       all nominees
                                                       listed below

               Nominees:   Alvin R. Albe, Jr. John C.Argue, Norman Barker, Jr.,
                           Richard W. Call, Matthew K. Fong, Thomas E. Larkin,
                           Jr., Marc I. Stern

                            (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exception" box and write that nominee's name in the space provided below):

                            *Exceptions ________________________________________

  2. Ratification of Deloitte & Touche LLP as independent auditors.

                  For  [ ]         Against [ ]          Abstain  [ ]

  3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                            Please sign personally. If the
                                            shares are registered in more than
                                            one name, each joint owner or each
                                            fiduciary should sign personally.
                                            One authorized officers should sign
                                            for corporations.

                                            Date:
                                                 ___________________________

                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature

              IMPORTANT: Please Mark, Sign, Date and Return the
                   Proxy Card in the Enclosed Envelope.